SUPPLEMENT DATED MAY 2, 2009
TO
PROSPECTUS DATED APRIL 30, 2007

SURVIVORSHIP ADVANTAGE VARIABLE UNIVERSAL LIFE
INDIVIDUAL FLEXIBLE PREMIUM
VARIABLE UNIVERSAL LIFE POLICIES
ISSUED BY AMERICAN NATIONAL INSURANCE COMPANY
THROUGH ITS
AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT

As American National Insurance Company will observe the Thanksgiving and Christmas holidays by being closed for business on Friday, November 27, 2009, and Thursday, December 24, 2009, the sub-section entitled “Policy Transactions” on page 19 is amended to read as follows:

Surrenders, transfers, and loans requested by you and premium payments made by you are processed only on Valuation Dates that American National Insurance Company is open for business. American National Insurance Company is closed for business on Friday, November 27, 2009 and Thursday, December 24, 2009, in observation of the Thanksgiving and Christmas holidays. On Valuation Dates American National Insurance Company is closed for business, only automated transactions (i.e. monthly deductions, periodic charges, dollar cost averaging program, portfolio rebalancing program, systematic withdrawal program) are processed.